UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of Earliest Event Reported):
August 11, 2011

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666
(Address of principal executive offices) (Zip Code)

(757) 766-1500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events

On August 11, 2011, the Company issued a press release announcing a share repurchase program. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by Measurement Specialties, Inc., dated August 11, 2011.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

/s/ Mark Thomson
Mark Thomson
Chief Financial Officer

Date: August 11, 2011